UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2005

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

417 Lackawanna Avenue Scranton, Pennsylvania (Address of principal executive offices)	18503-2013 (Zip Code)

Registrant's telephone number, including area code: (570) 614-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD

On September 27, 2005, Southern Union Company President and Chief Operating Officer, Thomas F. Karam, will present at the Merrill Lynch Global Power and Gas Leaders Conference in New York City. The materials for the presentation are attached hereto as Exhibit 99.1. This presentation will also appear in a live Webcast on Southern Union Company’s Web site at www.southernunionco.com and will focus on recent events, key company strategies and expectations over the next year and beyond.

ITEM 8.01 Other Events.

On September 26, 2005, Southern Union Company (Southern Union or the Company) issued a press release, attached hereto as Exhibit 99.2, announcing that a preliminary assessment of its interstate natural gas transmission systems located in the Gulf Coast area, including Trunkline LNG, Florida Gas Transmission, Trunkline Gas Company, and Sea Robin Pipeline, indicating its assets are substantially intact after the passing of Hurricane Rita.

On September 27, 2005, Southern Union Company (Southern Union or the Company) issued a press release, attached hereto as Exhibit 99.3, announcing that a preliminary assessment of its interstate natural gas transmission systems located in the Gulf Coast area, including Trunkline LNG, Florida Gas Transmission, Trunkline Gas Company and Sea Robin Pipeline, identified minimal damage from Hurricane Rita.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

        Exhibit No.                           Exhibit

99.1	“Merrill Lynch Global Power and Gas Leaders Conference Presentation”, presented by Southern Union Company on September 27, 2005.
99.2	Press Release issued by Southern Union Company dated September 26, 2005.
99.3	Press Release issued by Southern Union Company dated September 27, 2005.

This 8-K includes forward-looking statements. Although Southern Union believes that its expectations are based on reasonable assumptions, it can give no assurance that such assumptions will materialize. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein are enumerated in Southern Union's Forms 10-K and 10-Q as filed with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)
Date: September 27, 2005	By:	/s/ Robert M. Kerrigan, III
Robert M. Kerrigan, III
Vice President, Assistant General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.                       Description

99.1	“Merrill Lynch Global Power and Gas Leaders Conference Presentation”, presented by Southern Union Company on September 27, 2005.
99.2	Press Release issued by Southern Union Company dated September 26, 2005.
99.3	Press Release issued by Southern Union Company dated September 27, 2005.